UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2014

T-MOBILE US, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-33409	20-0836269
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12920 SE 38th Street Bellevue, Washington	98006-1350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000

(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 — Material Modification to Rights of Security Holders.

In connection with the offering of shares of its 5.50% Mandatory Convertible Preferred Stock, Series A, par value $0.00001 per share (the “Mandatory Convertible Preferred Stock”) pursuant to the Underwriting Agreement described in Item 8.01 below, on December 12, 2014, T-Mobile US, Inc. (the “Company”) filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Mandatory Convertible Preferred Stock. The Certificate of Designations became effective upon filing.

Subject to certain exceptions, so long as any share of Mandatory Convertible Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the shares of the Company’s common stock or any other class or series of junior stock, and no common stock or any other class or series of junior stock shall be purchased, redeemed or otherwise acquired for consideration by the Company or any of the Company’s subsidiaries unless all accumulated and unpaid dividends for all preceding dividend periods have been declared and paid upon, or a sufficient sum of cash or number of shares of the Company’s common stock has been set apart for the payment of such dividends upon, all outstanding shares of Mandatory Convertible Preferred Stock.

Unless converted earlier, each share of Mandatory Convertible Preferred Stock will convert automatically on December 15, 2017, into between 1.6119 and 1.9342 shares of the Company’s common stock, subject to customary anti-dilution adjustments. The number of shares of common stock issuable upon conversion will be determined based on the average volume weighted average price per share of the Company’s common stock over the 20 consecutive trading day period commencing on and including the 22nd scheduled trading day immediately preceding the mandatory conversion date. Dividends on the Mandatory Convertible Preferred Stock will be payable on a cumulative basis when, as and if declared by the Company’s Board of Directors, at an annual rate of 5.50% on the liquidation preference of $50.00 per share, on March 15, June 15, September 15 and December 15 of each year, commencing on March 15, 2015 and to, and including, December 15, 2017.

In addition, upon the Company’s voluntary or involuntary liquidation, winding-up or dissolution, each holder of Mandatory Convertible Preferred Stock will be entitled to receive a liquidation preference in the amount of $50.00 per share of the Mandatory Convertible Preferred Stock, plus an amount equal to accumulated and unpaid dividends on the shares to but excluding the date fixed for liquidation, winding-up or dissolution to be paid out of the Company’s assets legally available for distribution to the Company’s stockholders, after satisfaction of liabilities to the Company’s creditors and holders of shares of any senior stock and before any payment or distribution is made to holders of junior stock (including the Company’s common stock).

The forgoing description of the Certificate of Designations does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the document which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 12, 2014, the Company filed the Certificate of Designations with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Mandatory Convertible Preferred Stock. The Certificate of Designations, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K, became effective upon filing.

Item 8.01 — Other Events.

On December 9, 2014, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., Morgan Stanley & Co. LLC and Citigroup Global Markets Inc., as the representatives of the several underwriters named in Schedule 1 thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters 17,391,305 shares of Mandatory Convertible Preferred Stock in a registered public offering pursuant to the Company’s automatic shelf registration statement on Form S-3 (No. 333-192178), as filed with the Securities and Exchange Commission on November 7, 2013. The offering price to the public is $50.00 per share of Mandatory Convertible Preferred Stock, and the Underwriters have agreed to purchase the Mandatory Convertible Preferred Stock from the Company pursuant to the Underwriting Agreement at a price of $49.15 per share. Under the terms of the Underwriting Agreement, the Company granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 2,608,695 shares of Mandatory Convertible Preferred Stock.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the document which is attached hereto as Exhibit 1.1 to this Current Report on Form 8-K.

The legal opinion and consent of Perkins Coie LLP relating to the Mandatory Convertible Preferred Stock and the shares of common stock of the Company issuable upon conversion of the Mandatory Convertible Preferred Stock, is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

1.1	Underwriting Agreement, dated December 9, 2014, among T-Mobile US, Inc., the several underwriters named in Schedule 1 thereto for which Goldman, Sachs & Co., Morgan Stanley & Co. LLC and Citigroup Global Markets Inc. are acting as the representatives.

3.1	Certificate of Designations of 5.50% Mandatory Convertible Preferred Stock, Series A, of T-Mobile US, Inc., dated December 12, 2014.

5.1	Opinion of Perkins Coie LLP.

23.1	Consent of Perkins Coie LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

Date: December 15, 2014	/s/ J. Braxton Carter
J. Braxton Carter Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement, dated December 9, 2014, among T-Mobile US, Inc., the several underwriters named in Schedule 1 thereto for which Goldman, Sachs & Co., Morgan Stanley & Co. LLC and Citigroup Global Markets Inc. are acting as the representatives.

3.1	Certificate of Designations of 5.50% Mandatory Convertible Preferred Stock, Series A, of T-Mobile US, Inc., dated December 12, 2014.

5.1	Opinion of Perkins Coie LLP.

23.1	Consent of Perkins Coie LLP (included in Exhibit 5.1).